UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2017

Commission File Number: 001-37544

AmpliPhi Biosciences Corporation

(Exact name of Registrant as specified in its charter)

Washington	91-1549568
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3579 Valley Centre Drive, Suite 100

San Diego, California 92130

(Address of principal executive offices)

(858) 829-0829

(Registrant’s Telephone number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 14, 2017, our board of directors approved (i) a one-for-ten reverse split of our outstanding common stock and (ii) a corresponding, proportional reduction in the number of our authorized shares of common stock, each to become effective pursuant to the filing of Articles of Amendment to our Articles of Incorporation.

On April 21, 2017, we filed, with the Secretary of State of the State of Washington, Articles of Amendment to our Articles of Incorporation (the “Charter Amendment”) to (i) effect the one-for-ten reverse split of our outstanding common stock and (ii) reduce the authorized number of shares of our common stock from 670,000,000 to 67,000,000 shares. The Charter Amendment will be effective at 5:00 p.m. Eastern Time on April 24, 2017 (the “Effective Time”).

The Charter Amendment provides that, at the Effective Time, (a) every ten shares of our issued and outstanding common stock will automatically be combined into one issued and outstanding share of common stock, without any change in par value per share, and (b) the number of authorized shares of common stock will be reduced to 67,000,000 shares. As a result of the reverse stock split, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all stock options and warrants issued by us and outstanding immediately prior to the Effective Time, which will result in a proportionate decrease in the number of shares of our common stock reserved for issuance upon exercise or vesting of such stock options and warrants, and, in the case of stock options and warrants, a proportionate increase in the exercise price of all such stock options and warrants. In addition, the number of shares authorized for future grant under our equity incentive/compensation plans immediately prior to the Effective Time will be reduced proportionately.

Our common stock will begin trading on the NYSE MKT on a split-adjusted basis when the market opens on April 25, 2017. The new CUSIP number for the Company’s common stock following the reverse stock split is 03211P 301.

The foregoing summary of the Charter Amendment is qualified in its entirety by reference to the Charter Amendment, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to Articles of Incorporation of AmpliPhi Biosciences Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2017	AmpliPhi Biosciences Corporation

	By:	/s/ Steve R. Martin
	Name:	Steve R. Martin
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to Articles of Incorporation of AmpliPhi Biosciences Corporation